SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 22, 2004

                                   ----------

                        Gateway Financial Holdings, Inc.

     North Carolina                   000-33223                   56-2264354
(State of incorporation)       (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

1145 North Road Street, Elizabeth City, North Carolina               27909
         (Address of principal executive offices)                 (Zip Code)

                    Issuer's telephone number: (252) 334-1511
                            _________________________

               This document contains 2 pages, excluding exhibits.

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Item 7(c).  Exhibits

         Exhibit 99:       Press Release

Item 12.  Disclosure of Results of Operations and Financial Condition

On July 21, 2004, Gateway Financial Holdings, Inc. (NASDAQ: GBTS) reported financial results for the three and six months ended June 30, 2004.

Gateway Financial Holdings, Inc. is the holding company for Gateway Bank & Trust Co., a community bank with its principal offices in Elizabeth City, North Carolina. Gateway Bank has eleven offices in Elizabeth City, Edenton, Kitty Hawk, Plymouth, and Roper, North Carolina and Chesapeake and Virginia Beach, Virginia.

The Common Stock of the Company is traded on the Nasdaq SmallCap market under the symbol GBTS.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Gateway Financial Holdings, Inc.

                                       By: /s/ Daniel B. Berry
                                           -------------------------------------
                                           Daniel B. Berry
                                           President and Chief Executive Officer

                                       Date: July 21, 2004